                                                                     EXHIBIT 4.1



                               SECOND AMENDMENT TO
                                CREDIT AGREEMENT


                                      Among


                      ALLEGHENY TECHNOLOGIES INCORPORATED,
                                 as the Borrower


                    THE FINANCIAL INSTITUTIONS PARTY HERETO,
                                 as the Lenders


                               MELLON BANK, N.A.,
                              JPMORGAN CHASE BANK,
                                       and
                             BANK OF AMERICA, N.A.,
                              as Syndication Agents


                                       and


                         PNC BANK, NATIONAL ASSOCIATION,
                  as the Documentation and Administrative Agent



                                       and


                           PNC CAPITAL MARKETS, INC.,
                                as lead arranger


                          Dated as of December 20, 2002

                                TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----

ARTICLE I    AMENDMENTS TO ORIGINAL CREDIT AGREEMENT.......................................................3

    Section 1.01.  Amended Definitions.....................................................................3
    Section 1.02.  Additional Definitions..................................................................6
    Section 1.03.  Amendment to Section 2.1Aa..............................................................6
    Section 1.04.  Amendment to Section 2.1Ba..............................................................6
    Section 1.05.  Amendment to Section 2.2a...............................................................7
    Section 1.06.  Amendment to Section 2.2b...............................................................7
    Section 1.07.  Amendment to Section 2.3a...............................................................8
    Section 1.08.  Amendment to Section 2.8................................................................8
    Section 1.09.  Amendment to Section 2.12...............................................................8
    Section 1.10.  Amendment to Section 5.4...............................................................10
    Section 1.11.  Amendment to Section 5.5...............................................................11
    Section 1.12.  Amendment to Lender Signature Pages....................................................11
    Section 1.13.  Additional Exhibit.....................................................................11
    Section 1.14.  No Other Amendments....................................................................11

ARTICLE II   BORROWER'S SUPPLEMENTAL REPRESENTATIONS......................................................12

    Section 2.01.  Incorporation by Reference.............................................................12
    Section 2.02.  Corporate Authority....................................................................12
    Section 2.03.  Validity of this Second Amendment......................................................12
    Section 2.04.  Financial Statements...................................................................12
    Section 2.05.  Absence of Litigation..................................................................13
    Section 2.06.  Amendment Closing Fee..................................................................13

ARTICLE III  CONDITIONS PRECEDENT.........................................................................13

    Section 3.01.  Conditions Precedent...................................................................13

ARTICLE IV   GENERAL PROVISIONS...........................................................................14

    Section 4.01.  Ratification of Terms..................................................................14
    Section 4.02.  References.............................................................................15
    Section 4.03.  Incorporation Into Existing Credit Agreement...........................................15
    Section 4.04.  Counterparts...........................................................................15
    Section 4.05.  Capitalized Terms......................................................................15
    Section 4.06.  Taxes..................................................................................15
    Section 4.07.  Costs and Expenses.....................................................................15
    Section 4.08.  Severability...........................................................................16
    Section 4.09.  Governing Law..........................................................................16
    Section 4.10.  Headings...............................................................................16
    Section 4.11.  Acknowledgment of Amendment of the Short Term Revolving Credit Note....................16
    Section 4.12.  Amendment of Notes.....................................................................16

                      SECOND AMENDMENT TO CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Second Amendment") dated as of December 20, 2002, to that certain Credit Agreement dated as of December 21, 2001 (the Credit Agreement together with the exhibits and schedules thereto and all modifications, amendments, extensions, renewals, substitutions or replacements prior to the date hereof, the "Original Credit Agreement"), among ALLEGHENY TECHNOLOGIES INCORPORATED, a Delaware corporation, as the borrower (the "Borrower"), the FINANCIAL INSTITUTIONS listed on the signature pages hereto and each other financial institution which from time to time becomes a party thereto in accordance with Section 9.6a of the Original Credit Agreement (individually a "Lender" and collectively the "Lenders"), MELLON BANK, N.A., JPMORGAN CHASE BANK, and BANK OF AMERICA, N.A., as Syndication Agents (individually a "Syndication Agent" and collectively the "Syndication Agents") and PNC BANK, NATIONAL ASSOCIATION, a national banking association, Documentation and Administrative Agent for the Lenders (in such capacity the "Agent"), as such Original Credit Agreement has been amended by that certain First Amendment to Credit Agreement dated as of August 12, 2002, by and among the Borrower, the Lenders which are parties thereto, the Syndication Agents and the Agent (the Original Credit Agreement, as so amended by such First Amendment to Credit Agreement, is hereinafter referred to as the "Existing Credit Agreement")

                                   WITNESSETH:

        WHEREAS, the Borrower, the Lenders, the Syndication Agents and the Agent have entered into the Existing Credit Agreement pursuant to which the Lenders have made certain financial accommodations available to the Borrower, including a long term revolving credit commitment and a short term revolving credit commitment;

        WHEREAS, the Borrower has requested an extension of the Short Term Revolving Credit Commitment pursuant to the terms of Section 2.8 of the Existing Credit Agreement;

        WHEREAS, the Borrower, the Lenders the Syndication Agents and the Agent have agreed pursuant to the terms hereof (i) to extend the Short Term Revolving Credit Commitment until December 19, 2003; (ii) to reduce the aggregate Short Term Revolving Credit Commitment hereunder to $100,000,000; and (iii) to reduce the aggregate Long Term Revolving Credit Commitment hereunder to $150,000,000;

        WHEREAS, the Borrower, the Required Lenders and the Agent have agreed pursuant to the terms hereof to amend certain additional provisions of the Existing Credit Agreement on the terms set forth below; and

        WHEREAS, the Borrower, the Syndication Agents, the Agent and the Required Lenders acknowledge that PNC Capital Markets, Inc. ("PNC Capital"), has acted as the lead arranger for this amendment; provided however, PNC Capital is not, and shall not be, a party to this Second Amendment.

        NOW THEREFORE, in consideration of the mutual premises contained herein and other good and valuable consideration, the Borrower, the Required Lenders, the Syndication Agents and the Agent, with the intent to be legally bound hereby, agree that the Existing Credit Agreement shall be amended as follows:


                                    ARTICLE I
                     AMENDMENTS TO ORIGINAL CREDIT AGREEMENT

        Section 1.01. Amended Definitions. Section 1.1 of the Existing Credit Agreement is hereby amended such that the following definitions shall be amended and restated as set forth below.

                        "Applicable Short Term Revolving Credit LIBOR Margin" means for each LIBOR Portion of the Short Term Revolving Credit Loans, the percentage (expressed in basis points) determined from time to time based upon the Senior Ratings then in effect from Moody's and S&P set forth under the relevant column heading below:


--------------------------------------------------------------------------------------------------------------
                                                                             Applicable Short Term Revolving
                      Senior Ratings                                               Credit LIBOR Margin
--------------------------------------------------------------------------------------------------------------
           Level I
           -------
Senior Ratings are equal to or better than A from S&P or A2 from Moody's            32.5 Basis Points
--------------------------------------------------------------------------------------------------------------
           Level II
           --------
Senior Ratings are A- from S&P or A3 from Moody's                                    40 Basis Points
--------------------------------------------------------------------------------------------------------------
           Level III
           ---------
Senior Ratings are BBB+ from S&P or Baa1 from Moody's                                45 Basis Points
--------------------------------------------------------------------------------------------------------------
           Level IV
           --------
Senior Ratings are BBB from S&P or Baa2 from Moody's                                 75 Basis Points
--------------------------------------------------------------------------------------------------------------
           Level V
           -------
Senior Ratings are BBB- from S&P or Baa3 from Moody's                                95 Basis Points
--------------------------------------------------------------------------------------------------------------
           Level VI
           --------
Senior Ratings are less than BBB- from S&P and Baa3 from Moody's                   142.5 Basis Points
--------------------------------------------------------------------------------------------------------------

        provided, however, that (i) in the event the Senior Ratings of S&P and Moody's do not coincide, the Applicable Short Term Revolving Credit LIBOR Margin shall be determined utilizing the higher of such Senior Ratings; and (ii) in the event only one Senior Rating is in effect, the Applicable Short Term Revolving Credit LIBOR Margin set forth opposite such Senior Rating shall apply.

                        "Commitment" means, as to each Lender, the sum of the Dollar amount set forth opposite such Lender's name on its signature page hereto (i) under the heading "Maximum Dollar Amount of Long Term Revolving Credit Commitment" plus (ii) under the heading "Maximum Dollar Amount of Short Term Revolving Credit Commitment" (as the same may be reduced at any time or from time to time pursuant to Subsection 2.1Af, Subsection 2.1Bf, Subsection 2.1Bg and Section 2.12) and, as to all Lenders, the obligation of the Lenders to make Revolving Credit Loans available to the Borrower in a maximum aggregate amount not to exceed
        (x) $325,000,000 at any time prior to the Second Amendment Effective Date, and (y) $250,000,000 at any time on or after the Second Amendment Effective Date, as set forth in Section 2.1 (as the same may be reduced at any time or from time to time pursuant to Subsection 2.1Af, Subsection 2.1Bf, Subsection 2.1Bg and Section 2.12).

                        "Consolidated EBITDA" means for any period Consolidated Net Income for such period (x) excluding therefrom (A) any extraordinary items of gain or loss (including without limitation those items created by mandated changes in accounting treatment), (B) any gain or loss of any other Person accounted for on the equity method, except to the extent of cash distributions received during the relevant period, (C) any other non-cash non-recurring items of gain or loss not covered in clauses (A) and (B) of this definition, (D) any cash charge in an amount not to exceed Ten Million Dollars ($10,000,000) recorded by the Borrower for its Fiscal Year ending December 31, 2002 for the payment of severance costs incurred in connection with restructuring costs recognized by the Borrower during 2002, and (E) any non-cash pension expense and any non-cash pension income resulting from the application of SFAS 87 and that portion of SFAS 106 expenses equal to the cash payments from the VEBA, (y) plus the aggregate amounts deducted in determining Consolidated Net Income for such period in respect of (i) Consolidated Interest Expense (ii) depreciation expense, (iii) any amortization of goodwill or other intangible assets and (iv) income taxes.

                        "Consolidated Total Indebtedness" means the Indebtedness of the Borrower and its Consolidated Subsidiaries determined on a Consolidated basis in accordance with GAAP, consistently applied, together with the funded amount under any Securitization Contract entered into by a Special Purpose Subsidiary, less the sum of cash and Cash Equivalents on the Consolidated balance sheet of the Borrower in excess of $25,000,000 as of the date of any determination of the Consolidated Total Indebtedness of the Borrower; provided, however, that any Revolving Credit Loans outstanding in excess of $50,000,000 on the date of any determination of Consolidated Total Indebtedness shall be included in the calculation of Consolidated Total Indebtedness on such date regardless of the amount of cash and Cash Equivalents on the Consolidated balance sheet of the Borrower as of such date of determination.

                        "Long Term Revolving Credit Loan" shall mean any Disbursements made by the Lenders under the Long Term Revolving Credit Commitment, which Disbursements in the aggregate shall not exceed more than (x) $195,000,000 at any time outstanding prior to the Second Amendment Effective Date, and (y) $150,000,000 at any time outstanding on or after the Second Amendment Effective Date.

                        "Short Term Revolving Credit Facility Fee Percentage" shall mean the rate per annum (expressed in basis points) determined from time to time based upon the Senior Ratings in effect by S&P and Moody's set forth under the relevant column heading below opposite such Senior Ratings:

------------------------------------------------------------------------------------------------------------------
                                                                                     Short Term Revolving Credit
                        Senior Ratings                                                  Facility Fee Percentage
------------------------------------------------------------------------------------------------------------------
           Level I
           -------
Senior Ratings are equal to or better than A from S&P or A2 from Moody's                  12.5 Basis Points
------------------------------------------------------------------------------------------------------------------
           Level II
           --------
Senior Ratings are A- from S&P or A3 from Moody's                                          15 Basis Points
------------------------------------------------------------------------------------------------------------------
           Level III
           ---------
Senior Ratings are BBB+ from S&P or Baa1 from Moody's                                      20 Basis Points
------------------------------------------------------------------------------------------------------------------
           Level IV
           --------
Senior Ratings are BBB from S&P or Baa2 from Moody's                                       25 Basis Points
------------------------------------------------------------------------------------------------------------------
           Level V
           -------
Senior Ratings are BBB- from S&P or Baa3 from Moody's                                      30 Basis Points
------------------------------------------------------------------------------------------------------------------
           Level VI
           --------
Senior Ratings are less than BBB- from S&P and Baa3 from Moody's                          32.5 Basis Points
------------------------------------------------------------------------------------------------------------------

        provided that, in the event that the Senior Ratings of S&P and Moody's do not coincide, the Short Term Revolving Credit Facility Fee Percentage set forth above opposite the higher of such Senior Ratings will apply; and provided further, in the event that one Senior Rating is in effect, the Short Term Revolving Credit Facility Fee Percentage set forth above for such Senior Rating will apply.

                        "Short Term Revolving Credit Loans" shall mean any Disbursements made by the Lenders under the Short Term Revolving Credit Commitment which Disbursements in the aggregate shall not exceed more than (x) $130,000,000 at any time outstanding prior to the Second Amendment Effective Date, and (y) $100,000,000 at any time outstanding on or after the Second Amendment Effective Date.

        Section 1.02. Additional Definitions. Section 1.1 of the Existing Credit Agreement is hereby amended such that the following definition shall be added thereto in the appropriate alphabetical order:

                        "Second Amendment" means the Second Amendment to Credit Agreement among the Borrower, the Required Lenders, the Syndication Agents and the Agent dated as of December 20, 2002.

                        "Second Amendment Effective Date" means December 20,
        2002.

                        "VEBA" means for purposes of this Agreement the Allegheny Ludlum Corporation Bargaining Unit, Voluntary Employee's Benefit Trust.

        Section 1.03. Amendment to Section 2.1Aa. Section 2.1Aa of the Existing Credit Agreement is hereby amended and restated to read as follows:

        2.1Aa   LONG TERM REVOLVING CREDIT LOANS. The Lenders hereby severally establish, upon the terms and conditions hereinafter set forth and relying upon the representations and warranties herein set forth, a long term revolving credit commitment in favor of the Borrower in the maximum aggregate amount of (x) ONE HUNDRED NINETY-FIVE MILLION AND NO/100 DOLLARS ($195,000,000.00) at any time prior to the Second Amendment Effective Date, and (y) ONE HUNDRED FIFTY MILLION AND NO/100 DOLLARS ($150,000,000.00) at any time on or after the Second Amendment Effective Date (such commitment to lend as then in effect is herein referred to as the "Long Term Revolving Credit Commitment"). The Borrower shall have the right to borrow, repay and reborrow from the Lenders from the date hereof until the Long Term Revolving Credit Termination Date pursuant to draws upon the Long Term Revolving Credit Commitment the principal amount of which, together with Letters of Credit Outstanding and the principal amount of Bid Rate Loans and Swingline Loans (other than Bid Rate Loans or Swingline Loans allocated to the Short Term Revolving Credit Commitment) then outstanding, shall not exceed (i) $195,000,000 in the aggregate at any one time outstanding prior to the Second Amendment Effective Date, and (ii) $150,000,000 in the aggregate at any one time outstanding on or after the Second Amendment Effective Date.

        Section 1.04. Amendment to Section 2.1Ba. Section 2.1Ba of the Existing Credit Agreement is hereby amended and restated to read as follows:

        2.1Ba   SHORT TERM REVOLVING CREDIT LOANS. The Lenders hereby severally establish, upon the terms and conditions hereinafter set forth and relying upon the representations and warranties herein set forth, a short term revolving credit commitment in favor of the Borrower in the maximum aggregate amount of (x) ONE HUNDRED THIRTY MILLION AND NO/100 DOLLARS ($130,000,000.00) at any time prior to the Second Amendment Effective Date, and (y) ONE HUNDRED MILLION AND NO/100 DOLLARS ($100,000,000.00) at any time on or after the Second Amendment Effective Date (such commitment to lend as then in effect is herein referred to as the "Short Term Revolving Credit Commitment"). The Borrower shall have the right to borrow, repay and reborrow from the Lenders from the date hereof until the Short Term Revolving Credit Termination Date pursuant to draws upon the Short Term Revolving Credit Commitment the principal amount of which, together with the principal amount of Bid Rate Loans and Swingline Loans (other than Bid Rate Loans or Swingline Loans allocated to the Long Term Revolving Credit Commitment) then outstanding, shall not exceed (i) $130,000,000 in the aggregate at any one time outstanding prior to the Second Amendment Effective Date, and (ii) $100,000,000 in the aggregate at any one time outstanding on or after the Second Amendment Effective Date.

        Section 1.05. Amendment to Section 2.2a. Section 2.2a of the Existing Credit Agreement is hereby amended and restated to read as follows:

        2.2a    BID RATE. Subject to the provisions of this Section 2.2, each
        Lender severally agrees that the Borrower may request Bid Rate Loans, in an aggregate amount at any one time outstanding not to exceed (i) $325,000,000 at any time prior to the Second Amendment Effective Date, and (ii) $250,000,000 at any time on or after the Second Amendment Effective Date (or the sum of $150,000,000 plus any remaining Short Term Revolving Credit Commitment on and after any Short Term Revolving Credit Termination Date) less the Letters of Credit Outstanding and the aggregate principal amount of all Revolving Credit Loans and Swingline Loans then outstanding, which shall bear interest at the Bid Rate Option. In selecting a Bid Rate Option from any Lender, such Lender may make an advance in excess of such Lender's Commitment.

        Section 1.06. Amendment to Section 2.2b. Section 2.2b of the Existing Credit Agreement is hereby amended and restated to read as follows:

        2.2b    LIMITATIONS ON AND EVIDENCE OF BID RATE LOANS. Except as
        provided under Section 2.2c(vi) hereof, each Bid Rate Loan or repayment of a Bid Rate Loan must be in the minimum principal amount of $5,000,000 or, if in excess of $5,000,000, in integral multiples of $1,000,000. The obligation of the Borrower to repay, on the Long Term Revolving Credit Termination Date (if the Borrower has requested a Disbursement under the Long Term Revolving Credit Commitment), the aggregate unpaid principal amount of such Bid Rate Loans advanced by each Lender shall be evidenced by the Bid Rate Notes substantially in the form of Exhibit "B-1" hereto, one made payable to each Lender in the amount of (i) $195,000,000 at any time prior to the Second Amendment Effective Date, and (ii) $150,000,000 at any time on or after the Second Amendment Effective Date. The obligation of the Borrower to repay, on the Short Term Revolving Credit Termination Date (if the Borrower has requested the Disbursement under the Short Term Revolving Credit Commitment), the aggregate unpaid principal amount of such Bid Rate Loans advanced by each Lender shall be evidenced by the Bid Rate Notes substantially in the form of Exhibit "B-2" hereto, one made payable to each Lender in the amount of (i) $130,000,000 at any time prior to the Second Amendment Effective Date, and (ii) $100,000,000 at any time on or after the Second Amendment Effective Date. The Borrower shall have, with the prior written consent of the Lender making such Bid Rate Loan, the right to prepay any Bid Rate Loan prior to the end of the relevant Bid Rate Interest Period. The Borrower shall repay each individual Bid Rate Loan, together with interest thereon on the last day of the Bid Rate Interest Period applicable to it. The principal amount actually due and owing each Lender shall be the aggregate unpaid principal amount of all Disbursements of Bid Rate Loans made by such Lender, all as shown on the Loan Account established pursuant to Section 2.13 hereof.

        Section 1.07. Amendment to Section 2.3a. Section 2.3a of the Existing Credit Agreement is hereby amended and restated to read as follows:

        2.3a    SWINGLINE RATE. Subject to the provisions of this Section 2.3, each Swingline Lender severally agrees that the Borrower may request that Swingline Loans, in an aggregate amount at any one time outstanding not to exceed the lesser of (i) $25,000,000 or (ii) an amount which, when added to the Letters of Credit Outstanding and the aggregate principal amount of all other Loans then outstanding, does not exceed
        (i) $325,000,000 at any time prior to the Second Amendment Effective Date, and (ii) $250,000,000 at any time on or after the Second Amendment Effective Date (so long as both the Long Term Revolving Credit Commitments and all of the initial Short Term Revolving Credit Commitments are outstanding; the sum of $150,000,000 plus the sum of any remaining Short Term Revolving Credit Commitments if a Short Term Revolving Credit Termination Date has occurred with respect to one or more Lenders plus the outstanding balance of the Term Loans, if any; and the sum of $150,000,000 plus the outstanding Term Loans, if any, in the event that only the Long Term Revolving Credit Commitment is outstanding), which shall bear interest at the Swingline Option.

        Section 1.08. Amendment to Section 2.8. Section 2.8 of the Existing Credit Agreement is hereby amended to add a new Subsection 2.8c which shall read as follows:

        2.8c    AGREED TO EXTENSION OF SHORT TERM REVOLVING CREDIT COMMITMENTS.
        Pursuant to Section 2.8a, as of the Second Amendment Effective Date, the date of the Short Term Revolving Credit Termination Date is extended to December 19, 2003. As of the Second Amendment Effective Date the aggregate Short Term Revolving Credit Commitment is $100,000,000. Each of the Lenders with a Short Term Revolving Credit Commitment as of the date preceding the Second Amendment Effective Date agrees to the extension of the Short Term Revolving Credit Termination Date to December 19, 2003.

        Section 1.09. Amendment to Section 2.12. Section 2.12 of the Existing Credit Agreement is hereby amended and restated to read as follows:

        2.12    REDUCTIONS IN AVAILABILITY.

        2.12a   VOLUNTARY REDUCTION OF AVAILABILITY. At any time and from time to time upon no less than three (3) Business Days prior written notice to the Agent, the Borrower may terminate, in whole or in part, without penalty, the then unused portion of the Commitments, thereby causing a corresponding abatement of the applicable Facility Fee. Each such reduction shall be in a minimum principal amount of $10,000,000 or in integral multiples thereof. The applicable Facility Fee shall cease to accrue with respect to any unused portion of the commitments so terminated on either (i) the date five (5) Business Days after receipt of such notice or (ii) the date so designated in the written notice if such written notice is given to the Agent more than five (5) Business Days prior to the effective date of such termination. Notice of termination once given shall be irrevocable and the portion of the Commitments so terminated shall not be available for borrowing once such notice has been given under the terms hereof. The Agent shall promptly notify each Lender of its pro rata share of such terminated unused portion and the date of each such termination. On the effective date for the reduction of the Long Term Revolving Credit Commitment, the sum of (i) Letters of Credit Outstanding, plus (ii) Long Term Revolving Credit Loans outstanding hereunder, plus (iii) Bid Rate Loans and Swingline Loans outstanding hereunder and allocated to the Long Term Revolving Credit Commitment may not exceed the Long Term Revolving Credit Commitment as so reduced. On the effective date for the reduction of the Short Term Revolving Credit Commitment, the sum of (i) the Short Term Revolving Credit Loans outstanding hereunder, plus (ii) Bid Rate Loans and Swingline Loans outstanding hereunder and allocated to the Short Term Revolving Credit Commitment may not exceed the Short Term Revolving Credit Commitment as so reduced.

        2.12b   MANDATORY REDUCTION OF AVAILABILITY. The Commitments shall be automatically and permanently reduced contemporaneously with the closing of any Securitization permitted by Section 5.5 hereof in the amount required by the terms of Section 5.5 for such permitted Securitization. Any such mandatory permanent reduction of the Commitments shall be applied first to the Short Term Revolving Credit Commitments and then to the Long Term Revolving Credit Commitments. To the extent that, at the time of any such mandatory permanent reduction of the Short Term Revolving Credit Commitments, the aggregate amount of (a) the Short Term Revolving Credit Loans outstanding and (b) the Bid Rate Loans and Swingline Loans outstanding hereunder and allocated to the Short Term Revolving Credit Commitments exceeds the Short Term Revolving Credit Commitments, as so reduced, the Borrower, on or before the date on which the mandatory reduction of the Short Term Revolving Credit Commitments becomes effective, shall make a mandatory repayment of Loans outstanding sufficient to reduce (ii) the sum of (x) the Short Term Revolving Credit Loans outstanding hereunder, plus (y) Bid Rate Loans and Swingline Loans outstanding hereunder and allocated to the Short Term Revolving Credit Commitments to an amount equal to or lesser than the Short Term Revolving Credit Commitments, as so reduced. To the extent that, at the time of any such mandatory permanent reduction of the Long Term Revolving Credit Commitments, the aggregate amount of (a) the Letters of Credit Outstanding, (b) the Long Term Revolving Credit Loans outstanding and (c) Bid Rate Loans and Swingline Loans outstanding hereunder and allocated to the Long Term Revolving Credit Commitments exceeds the Long Term Revolving Credit Commitments, as so reduced, the Borrower, on or before the date on which the mandatory reduction of the Long Term Revolving Credit Commitments becomes effective, shall make a mandatory repayment of Loans outstanding sufficient to reduce (i) the sum of (x) Letters of Credit Outstanding, plus (y) Long Term Revolving Credit Loans outstanding hereunder, plus (z) Bid Rate Loans and Swingline Loans outstanding hereunder and allocated to the Long Term Revolving Credit Commitments to an amount equal to or lesser than the Long Term Revolving Credit Commitments, as so reduced. The Agent shall notify each Lender of the reduction of the Commitments and the application of such reduction to the Short Term Revolving Credit Commitments and/or the Long Term Revolving Credit Commitments, as applicable. From and after the effective date of any such reduction of the Short Term Revolving Credit Commitments, the applicable Short Term Revolving Credit Facility Fee set forth in Subsection 2.6b hereof shall be calculated on the basis of each Lender's Short Term Revolving Credit Commitment Percentage of the Short Term Revolving Credit Commitments, as so reduced. From and after the effective date of any such reduction of the Long Term Revolving Credit Commitments, the applicable Long Term Revolving Credit Facility Fee set forth in Subsection 2.6a hereof shall be calculated on the basis of each Lender's Long Term Revolving Credit Commitment Percentage of the Long Term Revolving Credit Commitments, as so reduced.

        Section 1.10. Amendment to Section 5.4. Section 5.4 of the Existing Credit Agreement is hereby amended and restated to read as follows:

        5.4 INTEREST COVERAGE RATIO. (i) At no time prior to or on September 30, 2002, shall the ratio of the Borrower's Consolidated EBITDA for the four (4) most recently completed Fiscal Quarters as of any Fiscal Quarter ended during such period, taken as a single accounting period, to its Consolidated Interest Expense for the same four (4) Fiscal Quarter period, taken as a single accounting period, be less than 2.25 to 1.0; (ii) at no time during the period after September 30, 2002 through December 31, 2003, shall the ratio of the Borrower's Consolidated EBITDA for the four (4) most recently completed Fiscal Quarters as of any Fiscal Quarter ended during such period, taken as a single accounting period, to its Consolidated Interest Expense for the same four (4) Fiscal Quarter period, taken as a single accounting period, be less than 2.00 to 1.0; (iii) at no time during the period after December 31, 2003, through June 30, 2004, shall the ratio of the Borrower's Consolidated EBITDA for the four (4) most recently completed Fiscal Quarters as of any Fiscal Quarter ended during such period, taken as a single accounting period, to its Consolidated Interest Expense for the same four (4) Fiscal Quarter period, taken as a single accounting period, be less than 2.50 to 1.0; (iv) at no time during the period after June 30, 2004 through December 31, 2004 shall the ratio of the Borrower's Consolidated EBITDA for the four (4) most recently completed Fiscal Quarters as of any Fiscal Quarter ended during such period, taken as a single accounting period, to its Consolidated Interest Expense for the same four (4) Fiscal Quarter period, taken as a single accounting period, be less than 3.0 to 1.0; and (v) at no time after December 31, 2004 shall the ratio of the Borrower's Consolidated EBITDA for the four
        (4) most recently completed Fiscal Quarters as of any Fiscal Quarter ended during such period, taken as a single accounting period, to its Consolidated Interest Expense for the same four (4) Fiscal Quarter period, taken as a single accounting period, be less than 3.50 to 1.0.

        Section 1.11. Amendment to Section 5.5. Section 5.5 of the Existing Credit Agreement is hereby amended and restated to read as follows:

        5.5 SALES OF ASSETS. The Borrower shall not nor shall it permit any Consolidated Subsidiary to enter into any arrangement, direct or indirect, pursuant to which the Borrower or any Consolidated Subsidiary shall sell or otherwise transfer or dispose of any property, real, personal or mixed, whether now owned or hereafter acquired, except (i) sales, transfers or dispositions in the ordinary course of business,
        (ii) the sale, transfer or other disposition of the stock or assets set forth on Schedule 5.5, (iii) sales, transfers or dispositions not in the ordinary course of business provided that the aggregate proceeds of all such sales, transfers and dispositions permitted by this item (iii) shall not exceed (A) from the date hereof until November 30, 2006, thirty percent (30%) of the Borrower's Consolidated Total Assets as of September 30, 2001, and (B) beginning with the first day of the Borrower's Fiscal Year 2002-2003 and thereafter, more than ten (10%) of the Borrower's Consolidated Total Assets as of the beginning of the Fiscal Year in question, and (iv) any absolute sale or assignment of Receivables in connection with a Securitization with a Special Purpose Subsidiary pursuant to a Securitization Contract, provided that (A) such transaction, except for the customary exceptions, is nonrecourse to the Borrower or any of its Subsidiaries (including the Special Purpose Subsidiary), (B) such Securitization is classified as "off balance sheet" for financial reporting purposes in accordance with GAAP with respect to the Borrower on a Consolidated basis, (C) the only assets of the Special Purpose Subsidiary are Receivables acquired from the Borrower or its other Subsidiaries pursuant to a Securitization Contract, and (D) the aggregate Commitments shall be permanently reduced contemporaneously with the closing of such a Securitization transaction by an amount equal to fifty percent (50%) of the maximum available funding amount under the applicable Securitization Contract entered into by a Special Purpose Subsidiary. Any such permanent reduction of the Commitments shall be applied first to the Short Term Revolving Credit Commitments and then to the Long Term Revolving Credit Commitments.

        Section 1.12. Amendment to Lender Signature Pages. The Existing Credit Agreement is hereby amended by deleting the information relating to each Lender's respective participation in the various commitments under the Existing Credit Agreement and their respective addresses for notice and LIBOR Rate Loan Funding purposes and substituting in replacement thereof all of the corresponding information set for on each Lender's signature page to this Second Amendment.

        Section 1.13. Additional Exhibit. The Existing Credit Agreement is amended to include the Exhibits L-1, L-2, L-3 and L-4 attached to this Second Amendment.

        Section 1.14. No Other Amendments. The amendments to the Existing Credit Agreement set forth in Sections 1.01 through 1.13 inclusive above do not either implicitly or explicitly alter or amend, except as expressly provided in this Second Amendment, the provisions of the Existing Credit Agreement. The amendments set forth in Sections 1.01 through 1.13 hereof do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor do they impair any rights or remedies of the Lenders or the Agent under the Existing Credit Agreement with respect to any such violation. Nothing in this Second Amendment shall be deemed or construed to be a release of, or a limitation upon, the Lenders', Syndication Agents' or the Agent's exercise of any of their respective rights and remedies under the Existing Credit Agreement and the other Loan Documents, whether arising as a consequence of any Events of Default which may now exist or otherwise, and all such rights and remedies are hereby expressly reserved.

                                   ARTICLE II
                     BORROWER'S SUPPLEMENTAL REPRESENTATIONS

        Section 2.01. Incorporation by Reference. As an inducement to the Lenders, the Syndication Agents and the Agent to enter into this Second Amendment, (i) the Borrower hereby repeats and remakes herein, for the benefit of the Lenders, the representations and warranties made by the Borrower in Sections 3.1 through 3.16, inclusive, of the Existing Credit Agreement, as amended hereby, except that for purposes hereof such representations and warranties shall be deemed to extend to and cover this Second Amendment and are remade as of the Second Amendment Effective Date, and (ii) the Borrower hereby represents and warrants that on and as the Second Amendment Effective Date that no Potential Default or Event of Default has occurred and is continuing.

        Section 2.02. Corporate Authority. As an inducement to the Lenders, the Syndication Agents and the Agent to enter into this Second Amendment, the Borrower hereby represents and warrants that the Borrower is duly authorized to execute and deliver this Second Amendment; all necessary corporate action to authorize the execution and delivery of this Second Amendment has been properly taken; and it is and will continue to be duly authorized to borrow under the Existing Credit Agreement, as amended hereby, and to perform all of the other terms and provisions of this Second Amendment and the Existing Credit Agreement, as amended hereby.

        Section 2.03. Validity of this Second Amendment. As an inducement to the Lenders, the Syndication Agents and the Agent to enter into this Second Amendment, the Borrower hereby represents and warrants that the execution and delivery of this Second Amendment does not, and the borrowings contemplated by the Existing Credit Agreement, as amended hereby, and the performance by the Borrower of its obligations under this Second Amendment and the Existing Credit Agreement, as amended hereby, will not contravene any provision of law, of the Borrower's Certificate of Incorporation or Bylaws, or the provisions of any agreement to which the Borrower is a party or by which the Borrower is bound; this Second Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

        Section 2.04. Financial Statements. The Borrower has furnished to the Lenders, the Syndication Agents and the Agent the consolidated balance sheets and the related consolidated statements of income, shareholders' equity and changes in financial position of the Borrower as at Borrower's Fiscal Year ending December 31, 2001 and for its Fiscal Quarter ending September 30, 2002. All such financial statements, including the related notes, have been prepared in accordance with GAAP, except as expressly noted therein, and fairly present the consolidated financial position of the Borrower as at the dates thereof and the results and consolidated results of the operations and the changes in the financial position of the Borrower and its Consolidated Subsidiaries. Other than the Bank Indebtedness there were no material liabilities of the Borrower and its Consolidated Subsidiaries, taken as a whole, contingent or otherwise, not reflected in such financial statements.

        Section 2.05. Absence of Litigation. Except as set forth in the Forms 10-K, 10-Q, or 8-K most recently filed by the Borrower as of the Second Amendment Effective Date, respectively, there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Borrower's knowledge, threatened against the Borrower or any Consolidated Subsidiary or any of their respective properties, which would have a Material Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole, or which purport to affect the legality, validity or enforceability of this Second Amendment, the Agreement or the Notes.

        Section 2.06. Amendment Closing Fee. As an inducement to the Lenders, the Syndication Agents and the Agent to enter into this Second Amendment, the Borrower hereby represents, warrants and agrees to pay to the Agent, on behalf of each Lender that executes and delivers to the Agent this Second Amendment to the Agreement on or before noon on December 18, 2002, an amendment closing fee equal to the sum of (i) the product of fifteen (15) basis points (.15%) times the maximum Long Term Revolving Credit Commitment (as reduced pursuant to the terms of this Second Amendment) of each such Lender under the Agreement, plus
(ii) the product of thirty (30) basis points (.30%) times the maximum Short Term Revolving Credit Commitment (as reduced pursuant to the terms of this Second Amendment) of each such Lender under the Agreement (such sum herein referred to as, the "Amendment Closing Fee").

                                   ARTICLE III
                              CONDITIONS PRECEDENT

        Section 3.01. Conditions Precedent. Each of the following events or conditions shall be a condition precedent to the effectiveness of this Second Amendment.

        (i) The Agent shall have received duly executed counterpart originals of this Second Amendment executed by the Borrower and the Required Lenders; and with respect to the extension of the Short Term Revolving Credit Termination Date, such extension has been agreed to by Lenders that constitute the Supermajority Lenders;

        (ii) The Borrower shall have delivered to the Agent the amendments to promissory notes attached hereto as Exhibits L-1, L-2, L-3 and L-4 duly completed for each of the Lenders;

        (iii) The Borrower shall deliver to the Agent a certificate of the Secretary or assistant secretary of the Borrower certifying:

                (A) the corporate authority of the Borrower to execute, deliver and perform under this Second Amendment;

                (B) the names of the persons authorized on behalf of the Borrower to sign this Second Amendment, together with the true signatures of such persons; and

                (C) that the articles of incorporation and bylaws of the Borrower delivered to the Agent on the Closing Date remain in full force and effect and have not been modified.

        (iv) The following statements shall be true and correct on the Second Amendment Effective Date and on the date of the execution and delivery of this Second Amendment by the Borrower:

                (A) except to the extent modified in writing by the Borrower heretofore delivered to the Lenders, the representations and warranties made pursuant to Section 2.01 of this Second Amendment and in the other Loan Documents are true and correct on and as of the Second Amendment Effective Date and as of the date of the execution and delivery of this Second Amendment by the Borrower as though made on and as of such date in all material respects;

                (B) no Event of Default or event which with the giving of notice or passage of time or both would become an Event of Default has occurred and is continuing, or would result from the execution of or performance under this Second Amendment;

                (C) the Borrower has in all material respects performed all agreements, covenants and conditions required to be performed on or prior to the date hereof under the Existing Credit Agreement and the other Loan Documents.

        (v) Payment to the Agent of the Amendment Closing Fee for the benefit of the applicable Lenders in connection with this Second Amendment.

        (vi) Receipt by the Agent of such other instruments, amendments, promissory notes, documents and opinions of counsel as the Agent shall reasonably require, all of which shall be satisfactory in form and content to the Agent and its counsel.

                                   ARTICLE IV
                               GENERAL PROVISIONS

        Section 4.01. Ratification of Terms. Except as expressly amended or waived by this Second Amendment, the Existing Credit Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed in all material respects. The Borrower expressly ratifies and confirms the waiver of jury trial provisions contained in the Existing Credit Agreement and the other Loan Documents.

        Section 4.02. References. All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this Second Amendment in connection with the Agreement, any of the other Loan Documents or the transactions contemplated thereby may refer to the Existing Credit Agreement without making specific reference to this Second Amendment, but nevertheless all such references shall include this Second Amendment unless the context requires otherwise. After the execution and delivery of this Second Amendment by the Borrower and the effectiveness of this Second Amendment, all references in the Existing Credit Agreement and each of the other Loan Documents to the "Agreement" shall be deemed to be references to the Existing Credit Agreement as amended hereby.

        Section 4.03. Incorporation Into Existing Credit Agreement. This Second Amendment is deemed incorporated into, is to be construed in connection with and is made a part of, the Existing Credit Agreement as of the Second Amendment Effective Date. To the extent that any term or provision of this Second Amendment is or may be deemed expressly inconsistent with any term or provision of the Existing Credit Agreement, the terms and provisions hereof shall control. For greater certainty, any calculations of the financial covenants under the Existing Credit Agreement for periods ending prior to the Second Amendment Effective Date need only comply with the terms of the Existing Credit Agreement as of the date in question.

        Section 4.04. Counterparts. This Second Amendment may be executed in different counterparts, and by the different parties hereto on separate counterparts, each of which when so executed shall be regarded as an original, and all such counterparts shall constitute one Second Amendment. Delivery of an executed signature page of a counterpart of this Second Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Second Amendment.

        Section 4.05. Capitalized Terms. Except for proper nouns and as otherwise defined herein, capitalized terms used herein as defined terms shall have the meanings ascribed to them in the Existing Credit Agreement, as amended hereby.

        Section 4.06. Taxes. The Borrower hereby agrees (i) to pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Second Amendment and
(ii) to save the Syndication Agents, the Agent and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

        Section 4.07. Costs and Expenses. The Borrower hereby agrees to pay all costs and expenses of the Agent (including, without limitation, the reasonable fees and the disbursements of the Agent's special counsel, Tucker Arensberg, P.C.) in connection with the preparation, execution and delivery of this Second Amendment and the related documents.

        Section 4.08. Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

        Section 4.09. Governing Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAW.

        Section 4.10. Headings The headings of the sections in this Second Amendment are for purposes of reference only and shall not be deemed to be a part hereof.

        Section 4.11. Acknowledgment of Amendment of the Short Term Revolving Credit Note. Each of the Borrower, the Lenders and the Agent acknowledge, agree and confirm that as of the Second Amendment Effective Date each Short Term Revolving Credit Note executed and delivered by the Borrower to the extending Lenders in connection with the Existing Credit Agreement shall, and hereby is, amended to extend the stated maturity date of such Short Term Revolving Credit Note to December 19, 2003; and a counterpart original of this Second Amendment, or copy thereof, may be attached to the Short Term Revolving Credit Note of an extending Lender as further evidence thereof.

        Section 4.12. Amendment of Notes. Upon receipt of the duly completed and executed amendments to promissory notes attached hereto as Exhibits L-1, L-2, L-3 and L-4, the Agent is authorized to deliver such amendments to the applicable Lenders and the Lenders agree to attach such amendments to the applicable Notes.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned parties have caused this Second Amendment by and among ALLEGHENY TECHNOLOGIES INCORPORATED, as the borrower, the LENDERS PARTY HERETO, as the lenders, MELLON BANK, N.A., JPMORGAN CHASE BANK, and BANK OF AMERICA, N.A., as Syndication Agents, and PNC BANK, NATIONAL ASSOCIATION, as the Documentation and Administrative Agent, to be executed by its duly authorized officers as of the date first above written.

                                        BORROWER:

ATTEST/WITNESS:                         ALLEGHENY TECHNOLOGIES
                                        INCORPORATED, a Delaware corporation


By: /s/ John M. Tishok                  By: /s/ R. S. Park
   --------------------------              -------------------------------------
Name:                                   Name:  Robert S. Park
Title:                                  Title: Vice President, Treasurer

                                        DOCUMENTATION AND ADMINISTRATIVE AGENT:

                                        PNC BANK, NATIONAL ASSOCIATION, as
                                        Documentation and Administrative Agent


                                        By: /s/ David B. Gookin
                                           -------------------------------------
                                        Name:  David B. Gookin
                                        Title: Vice President

                                        SYNDICATION AGENTS:

                                        BANK OF AMERICA, N.A., as a
                                        Syndication Agent


                                        By: /s/ Megan McBride
                                           -------------------------------------
                                        Name:  Megan McBride
                                        Title: Principal




            [SIGNATURES OF SYNDICATION AGENTS CONTINUED ON NEXT PAGE]

           [CONTINUATION OF SIGNATURES OF SYNDICATION AGENTS TO SECOND AMENDMENT TO CREDIT AGREEMENT DATED AS OF DECEMBER 20, 2002]

                                        MELLON BANK, N.A., as a Syndication
                                        Agent


                                        By: /s/ John R. Cooper
                                           -------------------------------------
                                        Name:  John R. Cooper
                                        Title: Vice President

                                        JPMORGAN CHASE BANK, as a Syndication
                                        Agent


                                        By: /s/ James H. Ramage
                                           -------------------------------------
                                        Name:  James H. Ramage
                                        Title: Managing Director














                [SIGNATURES OF LENDERS ON THE FOLLOWING 9 PAGES]

        IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Second Amendment by and among ALLEGHENY TECHNOLOGIES INCORPORATED, as the borrower, the LENDERS PARTY HERETO, as the lenders, MELLON BANK, N.A., JPMORGAN CHASE BANK, and BANK OF AMERICA, N.A., as Syndication Agents, and PNC BANK, NATIONAL ASSOCIATION, as the Documentation and Administrative Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term        PNC BANK, NATIONAL ASSOCIATION
Revolving Credit Commitment
           $26,076,923.09
Long Term Revolving Credit Commitment     By: /s/ David B. Gookin
                                              ----------------------------------
Percentage                                Name:  David B. Gookin
           17.3846153844%                 Title: Vice President
Maximum Dollar Amount of Short Term
Revolving Credit Commitment
           $21,192,307.69
Short Term Revolving Credit Commitment
Percentage
           21.1923076921%
Commitment Percentage (Total)
           18.9076923166%

Addresses for notice purposes:

If by United States Mail:                 If by other means:

PNC Bank, National Association            PNC Bank, National Association
PNC Agency Services                       PNC Agency Services
One PNC Plaza, 22nd  Floor                One PNC Plaza, 22nd Floor
249 Fifth Avenue                          249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707       Pittsburgh, Pennsylvania 15222-2707
Attention:    Trina Barkley               Attention:    Trina Barkley
                                          Telephone:    (412) 768-0423
                                          Telecopier:   (412) 762-8672
With a copy to:                           With a copy to:

PNC Bank, National Association            PNC Bank, National Association
Metals Group                              Metals Group
One PNC Plaza - 3rd Floor                 One PNC Plaza - 3rd Floor
249 Fifth Avenue                          249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707       Pittsburgh, Pennsylvania 15222-2707
Attention:    David B. Gookin             Attention:    David B. Gookin
              Vice President                            Vice President
                                          Telephone:    (412) 762-4815
                                          Telecopier:   (412) 705-3232
Address for LIBOR Loan Funding if different from above: N/A

        IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Second Amendment by and among ALLEGHENY TECHNOLOGIES INCORPORATED, as the borrower, the LENDERS PARTY HERETO, as the lenders, MELLON BANK, N.A., JPMORGAN CHASE BANK, and BANK OF AMERICA, N.A., as Syndication Agents, and PNC BANK, NATIONAL ASSOCIATION, as the Documentation and Administrative Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term        BANK OF AMERICA, N.A.
Revolving Credit Commitment
           $20,769,230.77
Long Term Revolving Credit Commitment     By: /s/ Megan McBride
                                              ----------------------------------
Percentage                                Name:  Megan McBride
           13.8461538462%                 Title: Principal
Maximum Dollar Amount of Short Term
Revolving Credit Commitment
           $13,846,153.85
Short Term Revolving Credit Commitment
Percentage
           13.8461538462%
Commitment Percentage (Total)
           13.8461538462%
Addresses for notice purposes:

If by United States Mail:                 If by other means:

Bank of America, N.A.                     Bank of America, N.A.
231 South LaSalle Street                  231 South LaSalle Street
Chicago, Illinois 60697                   Chicago, Illinois 60697
Attention:    Thomas R. Durham            Attention:    Thomas R. Durham
              Managing Director                         Managing Director
                                          Telephone:    (312) 828-8044
                                          Telecopier:   (312) 974-8681


Address for LIBOR Rate Loan Funding if different from above:

Bank of America, N.A.
1850 Gateway Boulevard
Concord, California 94520
Attention:    Gardelyn Jayme
Telephone:    (925) 675-7184
Telecopier:   (888) 969-9232
Telex:

        IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Second Amendment by and among ALLEGHENY TECHNOLOGIES INCORPORATED, as the borrower, the LENDERS PARTY HERETO, as the lenders, MELLON BANK, N.A., JPMORGAN CHASE BANK, and BANK OF AMERICA, N.A., as Syndication Agents, and PNC BANK, NATIONAL ASSOCIATION, as the Documentation and Administrative Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term        MELLON BANK, N.A.
Revolving Credit Commitment
           $26,076,923.08
Long Term Revolving Credit Commitment     By: /s/ John R. Cooper
                                              ----------------------------------
Percentage                                Name:  John R. Cooper
           17.3846153846%                 Title: Vice President
Maximum Dollar Amount of Short Term
Revolving Credit Commitment
           $17,384,615.38
Short Term Revolving Credit Commitment
Percentage
           17.3846153846%
Commitment Percentage (Total)
           17.3846153846%

Addresses for notice purposes:

If by United States Mail:                 If by other means:
Mellon Bank, N.A.                         Mellon Bank, N.A.
One Mellon Center, Room 370               One Mellon Center, Room 370
Pittsburgh, Pennsylvania 15258-0001       Pittsburgh, Pennsylvania 15258-0001
Attention:    Peter K. Lee                Attention:    Peter K. Lee
              Vice President                            Vice President
                                          Telephone:    (412) 234-1913
                                          Telecopier:   (412) 234-8888

Address for LIBOR Rate Loan Funding if different from above:

Mellon Bank, N.A.
Three Mellon Center, Room 1203
Pittsburgh, Pennsylvania 15259-0003
Attention:    Pinkey Holiday
              Loan Administrator
Telephone: 412-234-7366
Telecopier:   412-209-6114
Telex:        199103 MELBNKPGH

        IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Second Amendment by and among ALLEGHENY TECHNOLOGIES INCORPORATED, as the borrower, the LENDERS PARTY HERETO, as the lenders, MELLON BANK, N.A., JPMORGAN CHASE BANK, and BANK OF AMERICA, N.A., as Syndication Agents, and PNC BANK, NATIONAL ASSOCIATION, as the Documentation and Administrative Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term        JPMORGAN CHASE BANK
Revolving Credit Commitment
           $20,769,230.77
Long Term Revolving Credit Commitment     By: /s/ James H. Ramage
                                              ----------------------------------
Percentage                                Name:  James H. Ramage
           13.8461538462%                 Title: Managing Director
Maximum Dollar Amount of Short Term
Revolving Credit Commitment
           $13,846,153.85
Short Term Revolving Credit Commitment
Percentage
           13.8461538462%
Commitment Percentage (Total)
           13.8461538462%

Addresses for notice purposes:

If by United States Mail:                 If by other means:

JPMorgan Chase Bank                       JPMorgan Chase Bank
270 Park Avenue, 4th Floor                270 Park Avenue, 4th Floor
New York, New York 10017                  New York, New York 10017
Attention:    James H. Ramage             Attention:    James H. Ramage
              Managing Director                         Managing Director
                                          Telephone:    (212) 270-1373
                                          Telecopier:   (212) 270-4584
For operational issues:
JPMorgan Chase Bank
1 Chase Manhattan Plaza
New York, New York  10081
Attention:    Sek Chan, Assistant Treasurer
Telephone:    (212) 552-7929
Telecopier:   (212) 552-7490

Address for LIBOR Rate Loan Funding if different from above:
           N/A
Telephone:
Telecopier:
Telex:

        IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Second Amendment by and among ALLEGHENY TECHNOLOGIES INCORPORATED, as the borrower, the LENDERS PARTY HERETO, as the lenders, MELLON BANK, N.A., JPMORGAN CHASE BANK, and BANK OF AMERICA, N.A., as Syndication Agents, and PNC BANK, NATIONAL ASSOCIATION, as the Documentation and Administrative Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term        CITIBANK, N.A.
Revolving Credit Commitment
           $14,769,230.77
Long Term Revolving Credit Commitment     By: /s/ William G. Martens, III
                                              ----------------------------------
Percentage                                Name:  William G. Martens, III
           9.8461538462%                  Title: Managing Director
Maximum Dollar Amount of Short Term
Revolving Credit Commitment
           $9,846,153.85
Short Term Revolving Credit Commitment
Percentage
           9.8461538462%
Commitment Percentage (Total)
           9.8461538462%


Addresses for notice purposes:

If by United States Mail:                 If by other means:

Citibank, N.A.                            Citibank, N.A.
388 Greenwich Street, 23rd Floor          388 Greenwich Street, 23rd Floor
New York, New York 10013                  New York, New York 10013
Attention:    Prakash Chonkar             Attention:    Prakash Chonkar
              Managing Director                         Managing Director
                                          Telephone:    (212) 816-5323
                                          Telecopier:   (212) 816-5402


Address for LIBOR Rate Loan Funding if different from above:

Citibank, N.A.
Two Penns Way, Suite 200
New Castle, Delaware 19720
Attention:    Tony Neville
Telephone:    (302) 894-6057
Telecopier:   (302) 894-6120
Telex:

        IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Second Amendment by and among ALLEGHENY TECHNOLOGIES INCORPORATED, as the borrower, the LENDERS PARTY HERETO, as the lenders, MELLON BANK, N.A., JPMORGAN CHASE BANK, and BANK OF AMERICA, N.A., as Syndication Agents, and PNC BANK, NATIONAL ASSOCIATION, as the Documentation and Administrative Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term        THE BANK OF NEW YORK
Revolving Credit Commitment
           $10,384,615.38
Long Term Revolving Credit Commitment     By: /s/ Walter C. Parelli
                                              ----------------------------------
Percentage                                Name:  Walter C. Parelli
           6.9230769231%                  Title: Vice President
Maximum Dollar Amount of Short Term
Revolving Credit Commitment
           $6,923,076.92
Short Term Revolving Credit Commitment
Percentage
           6.9230769231%
Commitment Percentage (Total)
           6.9230769231%


Addresses for notice purposes:

If by United States Mail:                 If by other means:

The Bank of New York                      The Bank of New York
One Wall Street, 21st Floor               One Wall Street, 21st Floor
New York, New York 10286                  New York, New York 10286
Attention:    Walter Parelli              Attention:    Walter Parelli
                                          Telephone:    (212) 635-6820
                                          Telecopier:   (212) 635-7978



Address for LIBOR Rate Loan Funding if different from above:

The Bank of New York
One Wall Street, 21st Floor
New York, New York 10286
Attention:    Terry Blackburn
Telephone:    (212) 635-7938
Telecopier:   (212) 635-7970
Telex:

        IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Second Amendment by and among ALLEGHENY TECHNOLOGIES INCORPORATED, as the borrower, the LENDERS PARTY HERETO, as the lenders, MELLON BANK, N.A., JPMORGAN CHASE BANK, and BANK OF AMERICA, N.A., as Syndication Agents, and PNC BANK, NATIONAL ASSOCIATION, as the Documentation and Administrative Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term        NATIONAL CITY BANK OF
Revolving Credit Commitment               PENNSYLVANIA
           $10,384,615.38
Long Term Revolving Credit Commitment     By: /s/ Anthony J. Leone
                                              ----------------------------------
Percentage                                Name:  Anthony J. Leone
           6.9230769231%                  Title: Banking Officer
Maximum Dollar Amount of Short Term
Revolving Credit Commitment
           $6,923,076.92
Short Term Revolving Credit Commitment
Percentage
           6.9230769231%
Commitment Percentage (Total)
           6.9230769231%


Addresses for notice purposes:

If by United States Mail:                 If by other means:

National City Bank of Pennsylvania        National City Bank of Pennsylvania
National City Center                      National City Center
20 Stanwix Street                         20 Stanwix Street
Pittsburgh, Pennsylvania  15222-4802      Pittsburgh, Pennsylvania  15222-4802
Attention:    Debra W. Riefner            Attention:    Debra W. Riefner
                                          Telephone:    (412) 644-8880
                                          Telecopier:   (412) 471-4883

Address for LIBOR Rate Loan Funding if different from above:

National City Bank of Pennsylvania
National City Center
20 Stanwix Street
Pittsburgh, Pennsylvania 15222-4802
Attention:    Nancy L. Karlo
Telephone:    (412) 644-8120
Telecopier:   (412) 471-4883
Telex:

        IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Second Amendment by and among ALLEGHENY TECHNOLOGIES INCORPORATED, as the borrower, the LENDERS PARTY HERETO, as the lenders, MELLON BANK, N.A., JPMORGAN CHASE BANK, and BANK OF AMERICA, N.A., as Syndication Agents, and PNC BANK, NATIONAL ASSOCIATION, as the Documentation and Administrative Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term        BANK OF TOKYO-MITSUBISHI TRUST
Revolving Credit Commitment               COMPANY
           $10,384,615.38
Long Term Revolving Credit Commitment     By: /s/ Spencer Hughes
                                              ----------------------------------
Percentage                                Name:  Spencer Hughes
           6.9230769231%                  Title: Vice President
Maximum Dollar Amount of Short Term
Revolving Credit Commitment
           $6,923,076.92
Short Term Revolving Credit Commitment
Percentage
           6.9230769231%
Commitment Percentage (Total)
           6.9230769231%

Addresses for notice purposes:

If by United States Mail:                If by other means:

Bank of Tokyo-Mitsubishi Trust Company   Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas, 12th Floor  1251 Avenue of the Americas, 12th Floor
New York, New York 10020-1104            New York, New York 10020-1104
Attention:    Heather Zimmermann         Attention:    Heather Zimmermann
                                         Telephone:    (212) 782-4220
                                         Telecopier:   (212) 782-6440

Address for LIBOR Rate Loan Funding if different from above:

Loan Operations Department
BTM Information Services, Inc.
c/o Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas, 12th Floor
New York, New York 10020-1104
Attention:    Rolando Uv
              Assistant Vice President
Telephone:    (201) 413-8570
Telecopier:   (201) 521-2304
Telex:

        IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Second Amendment by and among ALLEGHENY TECHNOLOGIES INCORPORATED, as the borrower, the LENDERS PARTY HERETO, as the lenders, MELLON BANK, N.A., JPMORGAN CHASE BANK, and BANK OF AMERICA, N.A., as Syndication Agents, and PNC BANK, NATIONAL ASSOCIATION, as the Documentation and Administrative Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term       MIZUHO CORPORATE BANK, LTD.
Revolving Credit Commitment              (as successor to The Industrial Bank of
           $10,384,615.38                Japan, Limited)
Long Term Revolving Credit Commitment
Percentage
           6.9230769231%                 By: /s/ Naoki Yamamori
                                             ----------------------------------
Maximum Dollar Amount of Short Term      Name:  Naoki Yamamori
Revolving Credit Commitment              Title: Deputy General Manager
           $3,115,384.62
Short Term Revolving Credit Commitment
Percentage
           3.1153846154%
Commitment Percentage (Total)
           5.3999999909%


Addresses for notice purposes:

If by United States Mail:                 If by other means:

Mizuho Corporate Bank, Ltd.               Mizuho Corporate Bank, Ltd.
1251 Avenue of the Americas               1251 Avenue of the Americas
New York, New York 10020-1104             New York, New York 10020-1104
Attention:    Hilary Zhang                Attention:    Hilary Zhang
              Assistant Vice President                  Assistant Vice President
                                          Telephone:    (212) 282-3467
                                          Telecopier:   (212) 282-4488

Address for LIBOR Rate Loan Funding if different from above:

Mizuho Corporate Bank, Ltd.
1251 Avenue of the Americas
New York, New York 10020-1104
Attention:    Hema Dibatia
Telephone:    (212) 282-4099
Telecopier:   (212) 282-4478
Telex:

                                   EXHIBIT L-1

                           FORM OF AMENDMENT NO. 1 TO
                         LONG TERM REVOLVING CREDIT NOTE


                                  SEE ATTACHED

                           FORM OF AMENDMENT NO. 1 TO
                        LONG TERM REVOLVING CREDIT NOTE


$___________                                            Pittsburgh, Pennsylvania
                                                               December 20, 2002

                This Amendment No. 1 to Long Term Revolving Credit Note (this "Amendment") to that certain Long Term Revolving Credit Note dated as of December 21, 2001 (the "Existing Date"), in the face amount of _________________________ ($______________) and executed by the undersigned in favor of __________________ (the "Lender"), is executed and delivered under and pursuant to the terms of that certain Credit Agreement dated as of December 20, 2001, as amended (the Credit Agreement together with the exhibits and schedules thereto and all amendments, modifications, extensions, renewals, replacements or restatements thereof and thereto, the "Agreement") by and among ALLEGHENY TECHNOLOGIES INCORPORATED, a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages thereof (including the Lender) and each other financial institution which, from time to time, may become a party to the Agreement (collectively, the "Lenders"), the syndication agents referred to therein (collectively the "Syndication Agents") and PNC BANK, NATIONAL ASSOCIATION, as documentation and administrative agent for the Lenders (in each capacity the "Agent").

                This Amendment is executed to amend on and as of December 20, 2002, the maximum principal amount evidenced by the Existing Note. Such amendment shall read on and as of December 20, 2002 as follows.

                Amendment of Second Paragraph. The second full paragraph of the Existing Note shall be amended and restated in its entirety to read as follows:

                FOR VALUE RECEIVED, the Borrower promises to pay to the order of ________________ (the "Lender"), its successors and permitted assignees, at the office of the Agent at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707 on the Long Term Revolving Credit Termination Date the lesser of (i) the principal sum of ______________ MILLION AND NO/100 DOLLARS ($___________) or (ii) the aggregate unpaid principal amount of all outstanding Long Term Revolving Credit Loans made by the Lender to the Borrower on or before the Long Term Revolving Credit Termination Date pursuant to the Agreement together with interest on the unpaid principal balance thereof from time to time outstanding.

                The Borrower hereby represents and warrants to the Lender that, as of the date of the execution and delivery of this Amendment, the outstanding principal balance under the Existing Note is less than the dollar amount set forth in the previous paragraph of this Amendment.

                This Amendment shall be construed in connection with and as part of the Existing Note; the Existing Note is hereby modified to include this Amendment; and all terms, conditions, representations, warranties, covenants and agreements set forth in the Existing Note, except as herein modified, are hereby confirmed and ratified and shall remain in full force and effect. To the extent that any term or provision of this Amendment is expressly inconsistent with any term or provision of the Existing Note, the terms and provisions hereof shall control.

                This Amendment shall be governed by the laws of the Commonwealth of Pennsylvania without reference to the principles thereof regarding conflicts of law.

                WITNESS the due execution of this Amendment No. 1 to Long Term Revolving Credit Note with the intent to be legally bound hereby.


                                       ALLEGHENY TECHNOLOGIES INCORPORATED,
                                       a Delaware corporation


                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:

                                   EXHIBIT L-2

                           FORM OF AMENDMENT NO. 1 TO
                        SHORT TERM REVOLVING CREDIT NOTE


                                  SEE ATTACHED

                           FORM OF AMENDMENT NO. 1 TO
                        SHORT TERM REVOLVING CREDIT NOTE


$___________                                            Pittsburgh, Pennsylvania
                                                               December 20, 2002

                This Amendment No. 1 to Short Term Revolving Credit Note (this "Amendment") to that certain Short Term Revolving Credit Note dated as of December 21, 2001 (the "Existing Date"), in the face amount of _________________________ ($______________) and executed by the undersigned in favor of __________________ (the "Lender"), is executed and delivered under and pursuant to the terms of that certain Credit Agreement dated as of December 20, 2001, as amended (the Credit Agreement together with the exhibits and schedules thereto and all amendments, modifications, extensions, renewals, replacements or restatements thereof and thereto, the "Agreement") by and among ALLEGHENY TECHNOLOGIES INCORPORATED, a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages thereof (including the Lender) and each other financial institution which, from time to time, may become a party to the Agreement (collectively, the "Lenders"), the syndication agents referred to therein (collectively the "Syndication Agents") and PNC BANK, NATIONAL ASSOCIATION, as documentation and administrative agent for the Lenders (in each capacity the "Agent").

                This Amendment is executed to amend on and as of December 20, 2002, the maximum principal amount evidenced by the Existing Note. Such amendment shall read on and as of December 20, 2002 as follows:

                Amendment of Second Paragraph. The second full paragraph of the Existing Note shall be amended and restated in its entirety to read as follows:

                FOR VALUE RECEIVED, the Borrower promises to pay to the order of ________________ (the "Lender"), its successors and permitted assignees, at the office of the Agent at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707 on the Short Term Revolving Credit Termination Date the lesser of (i) the principal sum of ______________ MILLION AND NO/100 DOLLARS ($___________) or (ii) the aggregate unpaid principal amount of all outstanding Short Term Revolving Credit Loans made by the Lender to the Borrower on or before the Short Term Revolving Credit Termination Date pursuant to the Agreement together with interest on the unpaid principal balance thereof from time to time outstanding.

                The Borrower hereby represents and warrants to the Lender that, as of the date of the execution and delivery of this Amendment, the outstanding principal balance under the Existing Note is less than the dollar amount set forth in the previous paragraph of this Amendment.

                This Amendment shall be construed in connection with and as part of the Existing Note; the Existing Note is hereby modified to include this Amendment; and all terms, conditions, representations, warranties, covenants and agreements set forth in the Existing Note, except as herein modified, are hereby confirmed and ratified and shall remain in full force and effect. To the extent that any term or provision of this Amendment is expressly inconsistent with any term or provision of the Existing Note, the terms and provisions hereof shall control.

                This Amendment shall be governed by the laws of the Commonwealth of Pennsylvania without reference to the principles thereof regarding conflicts of law.

                WITNESS the due execution of this Amendment No. 1 to Short Term Revolving Credit Note with the intent to be legally bound hereby.


                                        ALLEGHENY TECHNOLOGIES INCORPORATED,
                                        a Delaware corporation


                                        By:
                                           ---------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT L-3

                           FORM OF AMENDMENT NO. 1 TO
                            BID RATE NOTE (LONG TERM)


                                  SEE ATTACHED

                    FORM OF AMENDMENT NO. 1 TO BID RATE NOTE
                                   (Long Term)


$___________                                            Pittsburgh, Pennsylvania
                                                               December 20, 2002

                This Amendment No. 1 to Bid Rate Note (Long Term) (this "Amendment") to that certain Bid Rate Note (Long Term) dated as of December 21, 2001 (the "Existing Note"), in the face amount of _________________________
($______________) and executed by the undersigned in favor of __________________ (the "Lender"), is executed and delivered under and pursuant to the terms of that certain Credit Agreement dated as of December 1, 2001, as amended (the Credit Agreement together with the exhibits and schedules thereto and all amendments, modifications, extensions, renewals, replacements or restatements thereof and thereto, the "Agreement") by and among ALLEGHENY TECHNOLOGIES INCORPORATED, a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages thereof (including the Lender) and each other financial institution which, from time to time, may become a party to the Agreement (collectively, the "Lenders"), the syndication agents referred to therein (collectively the "Syndication Agents") and PNC BANK, NATIONAL ASSOCIATION, as documentation and administrative agent for the Lenders (in such capacity, the "Agent").

                This Amendment is executed to amend on and as of December 20, 2002, the maximum principal amount evidenced by the Existing Note. Such amendment shall read on and as of December 20, 2002 as follows.

                Amendment of Second Paragraph. The second full paragraph of the Existing Note shall be amended and restated in its entirety to read as follows:

                FOR VALUE RECEIVED, the Borrower promises to pay to the order of ________________ (the "Lender"), its successors and permitted assignees, at the office of the Agent at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707 on the Long Term Revolving Credit Termination Date the lesser of (i) the principal sum of ___________ MILLION AND NO/100 DOLLARS ($___________) or (ii) the aggregate unpaid principal amount of all outstanding Bid Rate Loans made by the Lender to the Borrower on or before the Long Term Revolving Credit Termination Date pursuant to the Agreement together with interest on the unpaid principal balance thereof from time to time outstanding.

                The Borrower hereby represents and warrants to the Lender that, as of the date of the execution and delivery of this Amendment, the outstanding principal balance under the Existing Note is less than the dollar amount set forth in the previous paragraph of this Amendment.

                This Amendment shall be construed in connection with and as part of the Existing Note; the Existing Note is hereby modified to include this Amendment; and all terms, conditions, representations, warranties, covenants and agreements set forth in the Existing Note, except as herein modified, are hereby confirmed and ratified and shall remain in full force and effect. To the extent that any term or provision of this Amendment is expressly inconsistent with any term or provision of the Existing Note, the terms and provisions hereof shall control.

                This Amendment shall be governed by the laws of the Commonwealth of Pennsylvania without reference to the principles thereof regarding conflicts of law.

                WITNESS the due execution of this Amendment No. 1 to Bid Rate Note (Long Term) with the intent to be legally bound hereby.


                                         ALLEGHENY TECHNOLOGIES INCORPORATED,
                                         a Delaware corporation



                                         By:
                                            ---------------------------------
                                         Name:
                                         Title:

                                   EXHIBIT L-4

                           FORM OF AMENDMENT NO. 1 TO
                           BID RATE NOTE (SHORT TERM)


                                  SEE ATTACHED

                    FORM OF AMENDMENT NO. 1 TO BID RATE NOTE
                                  (Short Term)


$___________                                            Pittsburgh, Pennsylvania
                                                               December 20, 2002

                This Amendment No. 1 to Bid Rate Note (Short Term) (this "Amendment") to that certain Bid Rate Note (Short Term) dated as of December 21, 2001 (the "Existing Note"), in the face amount of _________________________
($______________) and executed by the undersigned in favor of __________________ (the "Lender"), is executed and delivered under and pursuant to the terms of that certain Credit Agreement dated as of December 20, 2001, as amended (the Credit Agreement together with the exhibits and schedules thereto and all amendments, modifications, extensions, renewals, replacements or restatements thereof and thereto, the "Agreement") by and among ALLEGHENY TECHNOLOGIES INCORPORATED, a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages thereof (including the Lender) and each other financial institution which, from time to time, may become a party to the Agreement (collectively, the "Lenders"), the syndication agents referred to therein (collectively the "Syndication Agents") and PNC BANK, NATIONAL ASSOCIATION, as documentation and administrative agent for the Lenders (in such capacity, the "Agent").

                This Amendment is executed to amend on and as of December 20, 2002, the maximum principal amount evidenced by the Existing Note. Such amendment shall read on and as of December 20, 2002 as follows.

                Amendment of Second Paragraph. The second full paragraph of the Existing Note shall be amended and restated in its entirety to read as follows:

                FOR VALUE RECEIVED, the Borrower promises to pay to the order of ________________ (the "Lender"), its successors and permitted assignees, at the office of the Agent at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707 on the Short Term Revolving Credit Termination Date the lesser of (i) the principal sum of ___________ MILLION AND NO/100 DOLLARS ($___________) or (ii) the aggregate unpaid principal amount of all outstanding Bid Rate Loans made by the Lender to the Borrower on or before the Short Term Revolving Credit Termination Date pursuant to the Agreement together with interest on the unpaid principal balance thereof from time to time outstanding.

                The Borrower hereby represents and warrants to the Lender that, as of the date of the execution and delivery of this Amendment, the outstanding principal balance under the Existing Note is less than the dollar amount set forth in the previous paragraph of this Amendment.

                This Amendment shall be construed in connection with and as part of the Existing Note; the Existing Note is hereby modified to include this Amendment; and all terms, conditions, representations, warranties, covenants and agreements set forth in the Existing Note, except as herein modified, are hereby confirmed and ratified and shall remain in full force and effect. To the extent that any term or provision of this Amendment is expressly inconsistent with any term or provision of the Existing Note, the terms and provisions hereof shall control.

                This Amendment shall be governed by the laws of the Commonwealth of Pennsylvania without reference to the principles thereof regarding conflicts of law.

                WITNESS the due execution of this Amendment No. 1 to Bid Rate Note (Short Term) with the intent to be legally bound hereby.


                                        ALLEGHENY TECHNOLOGIES INCORPORATED,
                                        a Delaware corporation



                                        By:
                                           ---------------------------------
                                        Name:
                                        Title: